EXHIBIT 99.5

WHEN RECORDED RETURN TO:
[____________]
[____________]
[____________]
Attn: [____________]
NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

FROM

[____________]

TO

[____________], AS TRUSTEE

FOR THE BENEFIT OF

[____________],
AS COLLATERAL AGENT

A CARBON, PHOTOGRAPHIC, FACSIMILE OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT.  IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE TRUSTEE OR THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF THE COUNTY RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO.  THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBIT A ATTACHED HERETO.

THE MORTGAGOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED.  THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.

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TABLE OF CONTENTS

ARTICLE I Grant of Lien and Indebtedness Secured1
Section 1.01Grant of Liens1
Section 1.02[Reserved]2
Section 1.03Indebtedness Secured2
Section 1.04Financing Statement, Etc3
Section 1.05No Modification of Payment Obligations3
Section 1.06Defined Terms3

ARTICLE II [Reserved]3

ARTICLE III Representations, Warranties and Covenants3
Section 3.01Title3
Section 3.02Defend Title3
Section 3.03Not a Foreign Person4
Section 3.04[Reserved]4
Section 3.05[Reserved]4
Section 3.06Failure to Perform4
Section 3.07[Reserved]4
Section 3.08[Reserved]4
Section 3.09Operation of Mortgaged Property4
Section 3.10Suits and Claims4
Section 3.11Environmental.5
Section 3.12[Reserved].6
Section 3.13Condemnation Awards6
Section 3.14[Reserved].6
Section 3.15Compliance with Leases6
Section 3.16Further Assurance7
Section 3.17Name and Place of Business7
Section 3.18Compliance with Laws and Agreements7
Section 3.19Inspection7

ARTICLE IV Rights and Remedies8
Section 4.01Event of Default8
Section 4.02Foreclosure and Sale8
Section 4.03Agents9
Section 4.04Judicial Foreclosure; Receivership9
Section 4.05Foreclosure for Installments10
Section 4.06Separate Sales10
Section 4.07Possession of Mortgaged Property10
Section 4.08Occupancy After Foreclosure10
Section 4.09Remedies Cumulative, Concurrent and Nonexclusive11
Section 4.10No Release of Obligations11
Section 4.11Release of and Resort to Collateral11
Section 4.12Waiver of Redemption, Notice and Marshalling of Assets, Etc11
Section 4.13Discontinuance of Proceedings12
Section 4.14Application of Proceeds12
Section 4.15Resignation of Operator12
Section 4.16Indemnity12

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ARTICLE V Trustee13
Section 5.01Duties, Rights, and Powers of Trustee13
Section 5.02Successor Trustee13
Section 5.03Retention of Moneys14

ARTICLE VI Miscellaneous14
Section 6.01Instrument Construed as Mortgage, Etc14
Section 6.02Release of Mortgage14
Section 6.03Severability14
Section 6.04Successors and Assigns of Parties14
Section 6.05Satisfaction of Prior Encumbrance14
Section 6.06Subrogation of Trustee15
Section 6.07Nature of Covenants15
Section 6.08Notices15
Section 6.09Counterparts15
Section 6.10Effective as a Financing Statement15
Section 6.11No Impairment of Security15
Section 6.12Acts Not Constituting Waiver15
Section 6.13Mortgagor’s Successors16
Section 6.14Certain Consents16
Section 6.15Governing Law16
Section 6.16Exculpation Provisions16
Section 6.17FINAL AGREEMENT17
Section 6.18Subrogation; Prior Mortgages17
Section 6.19Compliance with Usury Laws17
Section 6.20Certain Obligations of Mortgagor17
Section 6.21Authority of Mortgagee17
Section 6.22Intercreditor Agreement18

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MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

This MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Mortgage”) is entered into as of the Effective Date (as hereinafter defined) by [____________], a [____________], [____________] (“Mortgagor”), to [____________], as Trustee, whose address for notice is [____________] (“Trustee”), for the benefit of [____________], whose address for notice is [____________], acting in its capacity as [Collateral Agent] (together with its successors and assigns in such capacity, the “Mortgagee”) on behalf of the Buyers (as defined in the Purchase Agreement referred to below).

R E C I T A L S:

A.           Pursuant to that certain Securities Purchase Agreement dated as of May __, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and among South Texas Oil Company, a Nevada corporation (“Borrower”), and the “Buyers” party thereto, Borrower has, among other things, agreed to issue to Buyers, and Buyers have agreed to purchase from Borrower, the Notes (as defined in the Purchase Agreement), subject in each case to the terms and conditions set forth in the Purchase Agreement.

B.           Mortgagor and the other “Guarantors” party thereto have executed and delivered to Mortgagee that certain Guaranty dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which Mortgagor has guaranteed the payment and performance of all of the “Obligations” under (and as defined in) the Guaranty, which includes, without limitation, all obligations, liabilities and indebtedness of Borrower under the Purchase Agreement and the Notes.

C.           Mortgagor has agreed that all of the Indebtedness (as defined in Section 1.03 hereof) is intended to be secured in part by this Mortgage and recorded in those jurisdictions as set forth on Exhibit A of this Mortgage.

D.           The entering into of the Purchase Agreement by the Buyers and the satisfaction of their obligations thereunder were conditioned upon the execution and delivery by Mortgagor of this Mortgage, and Mortgagor has agreed to enter into this Mortgage.

THEREFORE, in order to comply with the terms and conditions of the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees with Trustee and Mortgagee as follows:

ARTICLE I

Grant of Lien and Indebtedness Secured

Section 1.01                                Grant of Liens.  To secure payment of the Indebtedness and the performance of the covenants and obligations herein contained and contained in the Guaranty and any other Loan Document (as defined below) to which Mortgagor is a party, Mortgagor does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, MORTGAGE, PLEDGE, HYPOTHECATE, TRANSFER and CONVEY unto Trustee and Trustee’s successors and substitutes in trust hereunder, WITH A POWER OF SALE, for the use and benefit of Mortgagee [(on its behalf and on behalf of the Buyers)], the real and personal property, rights, titles, interests and estates described in the following paragraphs (a) through (e) (collectively called the “Mortgaged Property”):

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(a)           The real property described in Exhibit A, together with all existing and future easements and rights affording access to it (collectively called the “Hydrocarbon Property”); together with

(b)           All claims, demands, judgments, insurance policies, insurance proceeds, refunds, reserves, cost savings, deposits, rights of action, awards of damages, compensation, settlements and other rights to the payment of money hereafter made resulting from or relating to (i) the taking of any Hydrocarbon Property or any part thereof under the power of eminent domain, (ii) any damage (whether caused by such taking, by casualty or otherwise) to any Hydrocarbon Property or any part thereof, or (iii) the ownership of the Mortgaged Property; together with

(c)           All books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory; together with

(d)           All proceeds and products and renewals of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above; and together with

(e)           Any and all after-acquired right, title or interest of Mortgagor in and to any property of the types described in the preceding granting clauses.

; provided, that, in no event shall Mortgaged Property include (i) as-extracted collateral, including any oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the “Hydrocarbons”) in and under and which may be produced and saved from or attributable to the Mortgaged Property, the lands pooled or unitized therewith and Mortgagor’s interests therein, in each case, that are actually extracted from the Mortgaged Property or proceeds therefrom or (ii) any royalties, receipts, receivables, rents or other rights to payment on account of the Mortgaged Property (unless same arises from an Enforcement Action (as defined in the Intercreditor Agreement) or a sale, exchange or other disposition of all or any portion of the Mortgaged Property) or the Hydrocarbons extracted therefrom.

Any fractions or percentages specified on attached Exhibit A in referring to Mortgagor’s interests are solely for purposes of the warranties made by Mortgagor pursuant to Section 3.01 hereof and shall in no manner limit the quantum of interest affected by this Section 1.01 with respect to any Hydrocarbon Property or with respect to any unit or well identified on said Exhibit A.

TO HAVE AND TO HOLD the Mortgaged Property unto Trustee and to his successors and assigns forever to secure the payment of the Indebtedness and to secure the performance of the covenants, agreements, and obligations of Mortgagor herein contained.

Section 1.02                                [Reserved].

Section 1.03                                Indebtedness Secured.  This Mortgage is executed and delivered by Mortgagor to secure and enforce the following (the “Indebtedness”):

(a)           Payment of and performance of any and all indebtedness, obligations and liabilities of Mortgagor pursuant to the Guaranty including the “Obligations” under and as defined in such Guaranty.

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(b)           Payment of and performance of any and all other indebtedness, obligations and liabilities of Mortgagor, Borrower and any direct or indirect subsidiary of Borrower (collectively, the “Mortgagor Parties” and each, individually, a “Mortgagor Party”) under, evidenced by or pursuant to the Purchase Agreement, the Notes or any other [Transaction Document] (as defined in the Purchase Agreement) and all of the other agreements, documents and instruments contemplated thereby and executed in connection therewith (collectively, the “Loan Documents”), including, without limitation, (i) principal and interest (including without limitation, interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceeding, whether or not an allowed claim) on the Notes and (ii) obligations owing under any other Loan Document; and all renewals, extensions, rearrangements and/or other modifications of any of the foregoing.

(c)           Any sums which may be advanced or paid by Mortgagee or Trustee under the terms hereof or under any other Loan Document on account of the failure of Mortgagor or any other Mortgagor Party to comply with the covenants contained herein or in any other Loan Document.

(d)           Without limiting the generality of the foregoing, all post-petition interest, expenses and other duties and liabilities with respect to indebtedness, liabilities or other obligations described above in this Section 1.03, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

Section 1.04                                Financing Statement, Etc.  Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) this Mortgage is to be filed of record in the real estate records as a financing statement and (ii) Mortgagor is the record owner of the real estate or interests in the real estate comprised of the Mortgaged Property.

Section 1.05                                No Modification of Payment Obligations.  Nothing herein contained shall modify or otherwise alter, limit or modify the absolute obligation of Mortgagor and the other Mortgagor Parties to make prompt payment of all principal, interest and other amounts owing on the Indebtedness when and as the same become due.

Section 1.06                                Defined Terms.  Any capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning assigned to such term in the Purchase Agreement.

ARTICLE II

[Reserved]

ARTICLE III

Representations, Warranties and Covenants

Mortgagor hereby represents, warrants and covenants as follows:

Section 3.01                                Title.  Except as set forth on Schedule 3.01 attached hereto, Mortgagor owns an undivided working interest in each well included in the Mortgaged Property of not more than the working interest set forth in

Exhibit A attached hereto (to the extent the interest of Mortgagor is a working interest as opposed to an overriding royalty interest) and Mortgagor owns an undivided net revenue interest or overriding royalty interest in each well included in the Mortgaged Property of not less than the net revenue interest or overriding royalty interest set forth in Exhibit A attached hereto.  With respect to the Mortgaged Property, Mortgagor represents and warrants that Mortgagor has good, marketable and indefeasible title in fee simple to all Mortgaged Property constituting real property owned (rather than leased) by it, in each case free and clear of all Liens except those Liens set forth in Exhibit A.

Section 3.02                                Defend Title.  This Mortgage is, and always will be kept as, a direct security interest upon the Mortgaged Property subject only to those Liens set forth in Exhibit A (the “Permitted Liens”) and, except the Permitted Liens, Mortgagor will not create or suffer to be created or permit to exist any lien, security interest or charge prior or junior to or on a parity with the lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof.  Mortgagor will warrant and defend the title to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the lien created hereby so long as any of the Indebtedness secured hereby remains unpaid.  Should an adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property, Mortgagor agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at Mortgagor’s cost and expense, and Mortgagor further agrees that Trustee and/or Mortgagee may take such other action as they deem advisable to protect and preserve their interests in the Mortgaged Property, and in such event Mortgagor will indemnify Trustee and Mortgagee against any and all costs, attorney’s fees and other expenses which they may incur in defending against any such adverse claim or taking action to remove any such cloud.

Section 3.03                                Not a Foreign Person.  Mortgagor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the “Code”), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

Section 3.04                                [Reserved].

Section 3.05                                [Reserved].

Section 3.06                                Failure to Perform.  Mortgagor agrees that if Mortgagor fails to perform any act or to take any action which Mortgagor is required to perform or take hereunder or pay any money which Mortgagor is required to pay hereunder, each of Mortgagee and Trustee in Mortgagor’s name or its or their own name may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by Mortgagor to Mortgagee or Trustee, as the case may be, and each of Mortgagee and Trustee, upon making such payment, shall be subrogated to all of the rights of the person or entity receiving such payment as such rights relate to the Mortgaged Property.  Each amount due and owing by Mortgagor to each of Mortgagee and Trustee pursuant to this Mortgage shall bear interest from the date of

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such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at a rate per annum equal to the default rate of interest charged under the Notes plus 2%, and all such amounts together with such interest thereon shall be a part of the Indebtedness described in Section 1.03 hereof.

Section 3.07                                [Reserved]»

.

Section 3.08                                [Reserved]»

.

Section 3.09                                Operation of Mortgaged Property»

.  The Mortgagor will promptly pay and discharge or cause to be paid and discharged all rentals, delay rentals, royalties and indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, subject leases, sub-leases, contracts and agreements described or referred to herein or affecting the Mortgagor’s interests in the Mortgaged Property and will do or cause to be done all other things reasonably necessary to keep unimpaired the Mortgagor’s rights with respect thereto and prevent any intentional forfeiture thereof or default with respect thereto, other than a default which might occur as a result of cessation of production thereunder.

Section 3.10                                Suits and Claims»

.  Except to the extent disclosed under the Purchase Agreement, there are no suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to Mortgagor’s knowledge, threatened) which affect the Mortgaged Property (including, without limitation, any which challenge or otherwise pertain to Mortgagor’s title to the Mortgaged Property) and no judicial or administrative actions, suits or proceedings pending (or, to Mortgagor’s knowledge, threatened) against Mortgagor.

Section 3.11                                Environmental.

(a)           Current Status.  The Mortgaged Property and Mortgagor are not in violation of Applicable Environmental Laws (as hereinafter defined), or subject to any existing, pending or, to the best knowledge of Mortgagor, threatened investigation or inquiry by any governmental authority or any other person under or with respect to Applicable Environmental Laws, or subject to any remedial obligations under Applicable Environmental Laws, and are in compliance with all permits and licenses required under Applicable Environmental Laws, and, to the best knowledge of Mortgagor, this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Mortgaged Property and Mortgagor.  “Applicable Environmental Laws” shall mean any applicable laws, orders, rules, or regulations pertaining to safety, health or the environment, as such laws, orders, rules or regulations now exist or are hereafter enacted and/or amended (including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called “CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called “RCRA”) and applicable state and local law).  Mortgagor undertook, at the time of acquisition of the Mortgaged Property, all appropriate inquiry into the previous ownership and uses of the Mortgaged

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Property consistent with good commercial or customary practice.  Mortgagor has taken reasonable steps necessary, consistent with customary practice in the industry in which it operates its business, to determine and has determined that no hazardous substances or solid wastes have been disposed of or otherwise released at, into, upon or under the Mortgaged Property, except in accordance with Applicable Environmental Laws.  The use which Mortgagor makes and intends to make of the Mortgaged Property will not result in the use, treatment, storage or disposal or other release of any hazardous substance or solid waste at, into, upon or under the Mortgaged Property, except such usage, and temporary storage in anticipation of usage, as is in the ordinary course of business and in compliance with Applicable Environmental Laws.  The terms “hazardous substance” and “release” as used in this Mortgage shall have the meanings specified in CERCLA, and the terms “solid waste” and “disposal” (or “disposed”) shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the states in which the Mortgaged Properties are located establish a meaning for “hazardous substance,” “release,” “solid waste,” or “disposal” which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.  The “Associated Property” (as such term is hereinafter defined) is not in violation of any Applicable Environmental Laws for which Mortgagor or its predecessors in title to the Mortgaged Property would be responsible (to the best of Mortgagor’s knowledge with respect to Associated Property not owned or operated by Mortgagor).  The term “Associated Property” as used in this Mortgage shall mean any and all interests in and to (and/or carved out of) the lands which are described or referred to in Exhibit A hereto, or which are otherwise described in any of the oil, gas and/or mineral leases or other instruments described in or referred to in such Exhibit A, whether or not such property interests are owned by Mortgagor.

(b)           Future Performance.  Mortgagor will not cause or permit the Mortgaged Property or Mortgagor to be in violation of, or do anything or permit anything to be done which will subject the Mortgaged Property to any remedial obligations under, or result in noncompliance with applicable permits and licenses under, any Applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Mortgaged Property and Mortgagor will promptly notify Mortgagee in writing of any existing, pending or, to the best knowledge of Mortgagor, threatened investigation, claim, suit or inquiry by any governmental authority or any person in connection with any Applicable Environmental Laws.  Mortgagor will take steps necessary to determine that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Mortgaged Property.  Mortgagor will not cause or permit the disposal or other release of any hazardous substance or solid waste at, into, upon or under the Mortgaged Property and covenants and agrees to keep or cause the Mortgaged Property to be kept free of any hazardous substance or solid waste (except such use, and temporary storage in anticipation of use, as is required in the ordinary course of business, all while in compliance with Applicable Environmental Laws), and to remove the same (or if removal is prohibited by law, to take whatever action is required by law), promptly upon discovery at its sole expense.  Upon Mortgagee’s reasonable request, at any time and from time to time during the existence of this Mortgage, but not more often than once every calendar year (so long as no Event of Default has occurred), Mortgagor will provide at Mortgagor’s sole expense an inspection or audit of the Mortgaged Property from an engineering or consulting firm approved by Mortgagee, indicating the presence or absence of hazardous substances and solid waste on the Mortgaged Property and compliance with Applicable Environmental Laws.

Section 3.12                                [Reserved].

Section 3.13                                Condemnation Awards»

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.  If at any time all or any portion of the Mortgaged Property shall be taken or damaged under the power of eminent domain, the award received by condemnation proceedings for any property so taken or any payment received in lieu of such condemnation proceedings shall be paid directly to Mortgagee as agent for Mortgagor and all or any portion of such award or payment, at the option of Mortgagee, shall be applied to the Indebtedness or paid over, wholly or in part, to Mortgagor for any purpose or object satisfactory to Mortgagee; provided that Mortgagee shall not be obligated to see to the application of any amount paid over to Mortgagor.  Mortgagor immediately upon obtaining knowledge of the institution of any proceedings or negotiations for the condemnation of the Mortgaged Property, or any portion thereof, will notify Mortgagee of the pendency of such negotiations or proceedings.  Mortgagee may participate in any such negotiations or proceedings, and Mortgagor from time to time will execute and deliver to Mortgagee all instruments requested by Mortgagee to permit such participation.

Section 3.14                                [Reserved].»

Section 3.15                                [Reserved]»

.

Section 3.16                                Further Assurance»

.  Mortgagor will, on request of Mortgagee, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other document or instrument executed in connection with any of the Loan Documents, or in the execution or acknowledgment of this Mortgage or any other document; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, mortgages, security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) desired by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons.  Mortgagor shall pay all costs connected with any of the foregoing.

Section 3.17                                Name and Place of Business»

.  Except as disclosed in writing to Mortgagee, Mortgagor has not during the preceding five (5) years been known by or used any other corporate or partnership, trade or fictitious name.  Mortgagor will not cause or permit any change to be made in its name, identity, state of formation or corporate or partnership structure, or its federal employer identification number unless Mortgagor shall have notified Mortgagee of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the liens and security interests in the Mortgaged Property created hereby.  Mortgagor’s exact name is the name set forth in this Mortgage.  Mortgagor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company).  Mortgagor is located (as determined pursuant to the UCC) in the state under which it is organized, which is as set forth in the preamble to this Mortgage.  Mortgagor’s principal place of business and chief executive office, and the place where Mortgagor keeps its books and records concerning the Mortgaged Property has for the preceding four months, been, and

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will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change), the address set forth on the signature page of this Mortgage.

Section 3.18                                Compliance with Laws and Agreements»

.  Mortgagor is in compliance with all governmental requirements applicable to it or its property, including, without limitation, all FERC regulations and the USA Patriot Act, and all indentures, agreements and other instruments binding upon it or its property.  The execution and performance of the Loan Documents, this Mortgage and the other documents and instruments contemplated hereby and thereby will not violate the Trading with the Enemy Act, as amended, any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, the Executive Order referred to in the following sentence or the U.S. Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.).  Mortgagor is not a Person described by section 1 of Executive Order 13224 of September 24, 2001 entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg. 49,079 (2001), as amended, and Mortgagor does not engage in any transactions or dealings, or is otherwise associated with any such Persons.  Mortgagor is not bound by any agreement, document, instrument, judgment, decree, order, statute, law, rule or regulation that limits or could reasonably be expected to limit its performance under the Loan Documents or this Mortgage.

Section 3.19                                Inspection»

.  Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

ARTICLE IV

Rights and Remedies

Section 4.01                                Event of Default»

.  As used in this Mortgage, an “Event of Default” means (i) the failure by Mortgagor to comply with any covenant, agreement, warranty or condition herein or in any [Transaction Document] required to be observed, kept or performed by it and such failure to comply is not cured or waived within five (5) days from the date Mortgagor knew or should have known of such failure to comply and (ii) the occurrence of an “Event of Default” as defined under the Notes.

Section 4.02                                Foreclosure and Sale»

.

(a)           If an Event of Default shall occur and be continuing, Mortgagee shall have the right and option to proceed with foreclosure by directing Trustee, or his successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers.  Where the Mortgaged Property is situated in more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Property may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Property is to be sold.  Nothing contained in this Section 4.02 shall be construed so as to limit in any way Trustee’s rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent

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that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering.  Mortgagor hereby irrevocably appoints Trustee to be the attorney of Mortgagor and in the name and on behalf of Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on Trustee.  At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Mortgagor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor, and (vii) to the extent and under such circumstances as are permitted by law, Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.14 hereof) in lieu of cash payment.

(b)           With respect to that portion, if any, of the Mortgaged Property situated in the State of Texas, this instrument may be foreclosed by advertisement and sale as provided by applicable Texas statutes.

(c)           Cumulative of the foregoing and the other provisions of this Section 4.02 as to any portion of the Mortgaged Properties located in the State of Texas (or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of such State are applicable with respect to this Mortgage and/or the liens or security interests created hereby), such sales of all or any part of such Mortgaged Properties shall be conducted at the courthouse of any county (whether or not the counties in which such Mortgaged Properties are located are contiguous) in the State of Texas in which any part of such Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a particular Mortgaged Property lies offshore within the reasonable projected seaward extension of the relevant county boundary), at public venue to the highest bidder for cash between the hours of ten o’clock a.m. and four o’clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes.

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(d)           Upon the occurrence of an Event of Default, Mortgagee may exercise its rights of enforcement with respect to the Mortgaged Properties or any part thereof located in the State of Texas under the Texas Business and Commerce Code, as amended, under the Uniform Commercial Code of any State where any portion of the Mortgaged Properties are located or under any other statute in force in any state to the extent the same is applicable law.  Cumulative of the foregoing and the other provisions of this Section 4.02, in the event of a foreclosure of the liens, privileges and/or security interests evidenced hereby and the Mortgaged Properties, or any part thereof, may, at the option of Mortgagee, be sold, as a whole or in parts, together or separately.

Section 4.03                                Agents»

.  Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute.  If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

Section 4.04                                Judicial Foreclosure; Receivership»

.  If any of the Indebtedness shall become due and payable and shall not be promptly paid, Trustee or Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction or for the enforcement of any other appropriate legal or equitable remedy.  In addition to all other remedies herein provided for, Mortgagor agrees that, upon the occurrence of an Event of Default or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default hereunder, Mortgagee shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the Indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Mortgagee.  Mortgagor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver.  Nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed.  Any money advanced by Trustee and/or Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) included in the Indebtedness owing by Mortgagor to the Trustee and/or Mortgagee and shall bear interest from the date of making such advance by Trustee and/or Mortgagee until paid at the then applicable interest rate under the Notes (the “Applicable Rate”).

Section 4.05                                Foreclosure for Installments»

.  Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts or by directing Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the

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unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Mortgage shall remain in full force and effect just as though no sale had been made hereunder.  It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

Section 4.06                                Separate Sales»

.  The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 4.07                                Possession of Mortgaged Property»

.  Mortgagor agrees, to the full extent that it lawfully may agree, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, Trustee or Mortgagee shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Mortgagor, its successors or assigns, or its or their agents or servants, and may exclude Mortgagor, its successors or assigns, and all persons claiming under Mortgagor, and its or their agents or servants wholly or partly therefrom; and, holding the same, Trustee may use, administer, manage, operate and control the Mortgaged Property and conduct the business thereof to the same extent as Mortgagor, its successors or assigns, might at the time do and may exercise all rights and powers of Mortgagor, in the name, place and stead of Mortgagor, or otherwise as Trustee shall deem best.  All costs, expenses and liabilities of every character incurred by Trustee and/or Mortgagee in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Trustee and/or Mortgagee and shall bear interest from date of expenditure until paid at the Applicable Rate, all of which shall constitute a portion of the Indebtedness and shall be secured by this Mortgage and all other security instruments.

Section 4.08                                Occupancy After Foreclosure»

.  In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor, or Mortgagor’s representatives, successors or assigns or any other person claiming any interest in the Mortgaged Property by, through or under Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will.  In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

Section 4.09                                Remedies Cumulative, Concurrent and Nonexclusive»

.  Every right, power and remedy herein given to Trustee or Mortgagee shall be cumulative and, in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute, each and every right, power and remedy whether specifically herein given

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or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Trustee or Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy.  No delay or omission by Trustee or Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

Section 4.10                                No Release of Obligations»

.  None of Mortgagor, any other Mortgagor Party, any guarantor of the Indebtedness or any other person or entity hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Mortgagor, any other Mortgagor Party, any such guarantor or any such other person or entity so obligated to foreclose the lien of this Mortgage or to enforce any provision hereunder or under any of the Loan Documents; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the consent of, given notice to or paid any consideration to Mortgagor, any other Mortgagor Party, any such guarantor or such other person or entity, and in such event Mortgagor, the Mortgagor Parties, such guarantor and all such other persons and entities shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Mortgagee; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all obligations hereunder or under the Loan Documents.

Section 4.11                                Release of and Resort to Collateral»

.  Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Indebtedness.  For payment of the Indebtedness, Mortgagee may resort to any other security therefor held by Mortgagee or Trustee in such order and manner as Mortgagee may elect.

Section 4.12                                Waiver of Redemption, Notice and Marshalling of Assets, Etc»

.  To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Mortgagor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; provided, however, that if the laws of any state do not permit the redemption period to be waived, the redemption period is specifically reduced to the minimum amount of time allowable by statute; (b) all notices of any Event of Default or of Mortgagee’s intention to accelerate maturity of the Indebtedness or of Trustee’s election to exercise or his actual exercise of any right, remedy or recourse provided for hereunder or under the Loan Documents; and (c) any right to a marshalling of assets or a sale in inverse order of alienation.  If any law referred to in this Mortgage and now in force, of which Mortgagor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof.

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Section 4.13                                Discontinuance of Proceedings»

.  In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness, this Mortgage, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

Section 4.14                                Application of Proceeds»

.  The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by Trustee or Mortgagee in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

(a)           first, to the payment of all costs and expenses incurred by Trustee or Mortgagee incident to the enforcement of this Mortgage, the Loan Documents or any of the Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to Trustee acting in connection herewith or hereunder), and to the payment of all other charges, expenses, liabilities and advances incurred or made by Trustee or Mortgagee under this Mortgage or in executing any trust or power hereunder;

(b)           second, to payment of the Indebtedness in such order and manner as Mortgagee may elect in Mortgagee’s sole discretion; and

(c)           third, to Mortgagor or such other persons as may be entitled thereto by law or as otherwise required by any court of competent jurisdiction.

Section 4.15                                Resignation of Operator»

.  In addition to all rights and remedies under this Mortgage, at law and in equity, if any Event of Default shall occur and Trustee or Mortgagee shall exercise any remedies under this Mortgage with respect to any portion of the Mortgaged Property (or Mortgagor shall transfer any Mortgaged Property “in lieu of” foreclosure), Mortgagee or Trustee shall have the right to request that any operator of any Mortgaged Property which is either Mortgagor or any affiliate of Mortgagor to resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by Mortgagor of any such request, Mortgagor shall resign (or cause such other party to resign) as operator of such Mortgaged Property.

Section 4.16                                Indemnity»

.  In connection with any action taken by Trustee and/or Mortgagee pursuant to this Mortgage, Trustee and/or Mortgagee and their officers, directors, Partners, Members, Investors, Equity Holders, employees, representatives, agents, advisors, attorneys, accountants and experts and any persons or entities owned or controlled by Trustee, or Mortgagee or any such other person or entity (“Indemnified Parties”) shall not be liable for any loss sustained by Mortgagor resulting from any act or omission of any Indemnified Party in administering, managing, operating or controlling the Mortgaged Property, including such loss which may result from the ordinary negligence of an Indemnified Party, unless such loss is caused by the gross negligence or willful misconduct of an Indemnified Party, nor shall Trustee and/or Mortgagee be obligated to perform or discharge any obligation, duty or liability of Mortgagor.

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Mortgagor shall and does hereby agree to indemnify each Indemnified Party for, and to hold each Indemnified Party harmless from, any and all liability, loss or damage which may or might be incurred by any Indemnified Party by reason of this Mortgage or the exercise of rights or remedies hereunder; should Trustee and/or Mortgagee make any expenditure on account of any such liability, loss or damage, the amount thereof, including costs, expenses and reasonable attorneys’ fees, shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Trustee and/or Mortgagee and shall bear interest from the date expended until paid at a rate per annum equal to the default rate of interest charged under the Notes plus 2%, shall be a part of the Indebtedness and shall be secured by this Mortgage and any other Loan Document pursuant to which Mortgagor has granted any liens or security interests to Mortgagee as collateral security for the Indebtedness.  Mortgagor hereby assents to, ratifies and confirms any and all actions of Trustee and/or Mortgagee with respect to the Mortgaged Property taken under this Mortgage.  The liabilities of Mortgagor as set forth in this Section 4.16 shall survive the termination of this Mortgage.

ARTICLE V

Trustee

Section 5.01                                Duties, Rights, and Powers of Trustee»

.  It shall be no part of the duty of Trustee to see to any recording, filing or registration of this Mortgage or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against Mortgagor, or to see to the performance or observance by Mortgagor of any of the covenants and agreements contained herein.  Trustee shall not be responsible for the execution, acknowledgment or validity of this Mortgage or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Mortgagee.  Trustee shall have the right to seek advice with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel.  Trustee shall not incur any personal liability hereunder except for Trustee’s own willful misconduct; and Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

Section 5.02                                Successor Trustee»

.  Trustee may resign by written notice addressed to Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed on behalf of Mortgagee.  In case of the death, resignation or removal of Trustee, a successor trustee may be appointed by Mortgagee by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing.  Written notice of such appointment and designation shall be given by Mortgagee to Mortgagor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein.  Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Mortgage shall vest in the successor trustee all the estate and title in and to all of the Mortgaged Property, and the successor trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate a successor trustee hereunder but such right may be exercised repeatedly as long as any Indebtedness remains unpaid hereunder.  To facilitate the administration of the duties hereunder, Mortgagee may appoint multiple trustees to serve in such capacity or in such jurisdictions as Mortgagee may designate.

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Section 5.03                                Retention of Moneys»

.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

ARTICLE VI

Miscellaneous

Section 6.01                                Instrument Construed as Mortgage, Etc»

.  With respect to any portions of the Mortgaged Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of Trustee as herein provided, the general language of conveyance hereof to Trustee is intended and the same shall be construed as words of mortgage unto and in favor of Mortgagee and the rights and authority granted to Trustee herein may be enforced and asserted by Mortgagee in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located and the same may be foreclosed at the option of Mortgagee as to any or all such portions of the Mortgaged Property in any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated.  This Mortgage may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

Section 6.02                                Release of Mortgage»

.  If all Indebtedness secured hereby shall be paid in full in cash and all Loan Documents terminated, Mortgagee shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon the record at the expense of Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate.  Otherwise, this Mortgage shall remain and continue in full force and effect.

Section 6.03                                Severability»

.  If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of Trustee and Mortgagee in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

Section 6.04                                Successors and Assigns of Parties»

.  The term “Mortgagee” as used herein shall mean and include any legal owner, holder, assignee or pledgee of any of the Indebtedness secured hereby.  The terms used to designate Trustee, Mortgagee and Mortgagor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

Section 6.05                                Satisfaction of Prior Encumbrance»

.  To the extent that proceeds of the Notes are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such

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proceeds have been advanced by Mortgagee at Mortgagor’s request, and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances to the extent such rights, security interests and liens relate to the Mortgaged Property, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

Section 6.06                                Subrogation of Trustee»

.  This Mortgage is made with full substitution and subrogation of Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

Section 6.07                                Nature of Covenants»

.  The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

Section 6.08                                Notices»

.  All notices, requests, consents, demands and other communications required or permitted hereunder shall be given or furnished in accordance with the terms of the Purchase Agreement relating to the giving of notices (it being agreed to and understood that delivery to Borrower of any such notice, request, consent, demand or other communication shall be deemed delivery to Mortgagor).

Section 6.09                                Counterparts»

.  This Mortgage is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one jurisdiction, descriptions of only those portions of the Mortgaged Property located in, and descriptions of the Prior Mortgages (as defined herein) for, the jurisdiction in which a particular counterpart is recorded shall be attached as Exhibit A thereto.  An Exhibit A containing a description of all Mortgaged Property wheresoever situated will be attached to that certain counterpart to be attached to a Financing Statement and filed with the Secretary of State of Texas in the Uniform Commercial Code Records.  Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument, provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 6.10                                Effective as a Financing Statement»

.  This Mortgage shall be effective as a financing statement covering all Mortgaged Property.  This Mortgage is to be filed for record in the real/immovable property records of each county or parish where any part of the Mortgaged Property is situated.  The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage.  Nothing contained in this paragraph shall be construed to limit the scope of this Mortgage nor its effectiveness as a financing statement covering any type of property.  A carbon, photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to

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this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.  Without limiting any other provision herein, Mortgagor hereby authorizes Mortgagee to file, in any filing or recording office, one or more financing statements and any renewal or continuation statements thereof.

Section 6.11                                No Impairment of Security»

.  To the extent allowed by applicable law, the lien, privilege, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured obligations, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Mortgaged Property, or any part thereof or any interest therein, or any release or indulgence granted to any borrower, endorser, guarantor or surety of any Indebtedness.

Section 6.12                                Acts Not Constituting Waiver»

.  Any Event of Default may be waived without waiving any other prior or subsequent Event of Default.  Any Event of Default may be remedied without waiving the Event of Default remedied.  Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date.  No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time.  No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified.  No notice nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances.  Acceptance of any payment in an amount less than the amount then due on any Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of an Event of Default hereunder.

Section 6.13                                Mortgagor’s Successors»

.  In the event the ownership of any Mortgaged Property or any part thereof becomes vested in a person other than Mortgagor, then, without notice to Mortgagor, such successor or successors in interest may be dealt with, with reference to this Mortgage and to the obligations secured hereby, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor’s liability hereunder or for the payment of the Indebtedness or performance of the obligations secured hereby.  No transfer of any Mortgaged Property, no forbearance, and no extension of the time for the payment of any Indebtedness secured hereby, shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the Indebtedness or performance of the obligations secured hereby, or the liability of any other person hereunder or for the payment of the Indebtedness.

Section 6.14                                Certain Consents»

.  Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Mortgagee, and Mortgagee shall not, for any reason or to any extent, be required to grant such approval or consent or

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exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the judgment of such party.

Section 6.15                                Governing Law»

.  WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE MORTGAGED PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE MORTGAGED PROPERTY) NECESSARILY OR, IN THE SOLE DISCRETION OF THE MORTGAGEE, APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, PRIVILEGES, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE TRUSTEE OR MORTGAGEE GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE MORTGAGED PROPERTY LOCATED IN (OR WHICH IS OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

Section 6.16                                Exculpation Provisions»

.  Each of the parties hereto specifically agrees that it has a duty to read this Mortgage; and agrees that it is charged with notice and knowledge of the terms of this Mortgage; that it has in fact read this Mortgage and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Mortgage; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Mortgage and has received the advice of its attorney in entering into this Mortgage; and that it recognizes that certain of the terms of this Mortgage result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability.  Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Mortgage on the basis that the party had no notice or knowledge of such provision or that the provision is not “conspicuous.”

Section 6.17                                FINAL AGREEMENT»

.    THE LOAN DOCUMENTS, THIS MORTGAGE AND THE OTHER WRITTEN DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 6.18                                Subrogation; Prior Mortgages»

.  To the extent that proceeds of the Indebtedness are used to pay obligations secured by any outstanding lien, privilege, security interest, charge or prior encumbrance against any Mortgaged Property ("Prior Mortgages"), such proceeds have been advanced at Mortgagor's request, and the Trustee for the benefit of the Mortgagee or the Mortgagee as agent for the party or parties advancing the same shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such Prior Mortgages, privileges, security interests, charges or encumbrances to the extent such Prior Mortgages, privileges, security interests, charges or encumbrances relate to the Mortgaged Property, irrespective of whether said liens, privileges, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such obligations, Mortgagor hereby waives and

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releases all demands and causes of action for offsets and payments to, upon and in connection with the said obligations.  Mortgagor and Mortgagee acknowledge that this Mortgage amends, restates and consolidates the Prior Mortgages, and all liens, claims, rights, titles, interests and benefits created and granted by the Prior Mortgages in the Mortgaged Property shall continue to exist, remain valid and subsisting, shall not be impaired or released hereby, shall remain in full force and effect and are hereby renewed, extended, carried forward and conveyed as security for the Indebtedness.

Section 6.19                                Compliance with Usury Laws»

.  It is the intent of Mortgagor, Mortgagee and all other parties to the Transaction Documents to contract in strict compliance with applicable usury law from time to time in effect.  In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein or in the other Transaction Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be collected, charged, taken or received by applicable law from time to time in effect.

Section 6.20                                Certain Obligations of Mortgagor»

.  Without limiting Mortgagor's obligations hereunder, Mortgagor's liability hereunder and the obligations secured hereby shall extend to and include all post petition interest, expenses and other duties and liabilities with respect to Mortgagor's obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

Section 6.21                                Authority of Mortgagee»

.  The holders of the Indebtedness secured hereby may, by agreement among them, provide for and regulate the exercise of rights and remedies hereunder, but, unless and until modified to the contrary in writing signed by all such persons and recorded in the same counties as this Mortgage is recorded, (i) all persons other than Mortgagor and its affiliates shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts (including, without limitation, or the appointment or substitution of trustees hereunder and the bidding in of all or any part of the Indebtedness held by any one or more persons, whether the same be conducted under the provisions hereof or otherwise) of Mortgagee, without inquiry into any such agreements or the existence of required consent or approval of any holders of Indebtedness and without the joinder of any party other than Mortgagee in such releases, waivers, consents, approvals, notifications or other acts and (ii) all notices, requests, consents, demands and other communications required or permitted to be given hereunder may be given to Mortgagee.

Section 6.22                                Intercreditor Agreement»

.  This Mortgage and the Obligations are subordinated to the Note Debt (as defined in the Intercreditor Agreement) in the manner and to the extent set forth in the Intercreditor Agreement, as more particularly described therein, and the Mortgagee, by its acceptance hereof, shall be bound by the provisions of the Intercreditor Agreement.  Mortgagor shall not be obligated (and Mortgagee shall not be entitled) to take, or fail to take, any action to the extent that such action, or failure to take such action, would be prohibited by, or would in any way conflict with, the Intercreditor Agreement.  Mortgagee acknowledges and agrees that the exercise of all rights and remedies hereunder in the nature of powers-of-attorney, ability to collect and receive cash or non-cash proceeds and ability to maintain possession of any collateral security shall be considered “Enforcement Actions” as defined in the Intercreditor Agreement, subject to the terms thereof.

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WITNESS THE EXECUTION HEREOF, this __ day of May, 2009, to be effective as of said date (the “Effective Date”).

MORTGAGOR:
SOUTHERN TEXAS OIL COMPANY
By:
Name:
Title:
The name and address of the Mortgagor is:

Southern Texas Oil Company
c/o South Texas Oil Company
300 E. Sonterra Blvd., Suite 1220
San Antonio, Texas 78258

The name and address of the Mortgagee is:

[_____________]
[_____________]
[_____________]

The name and address of the Trustee is:

[_____________]

[_____________]

[_____________]

[_____________]

Signature Page to Mortgage – Southern Texas Oil Company

STATE OF TEXAS	)
)
COUNTY OF BEXAR	)

The foregoing instrument was acknowledged before me this ___ day of May, 2009, by Michael Pawelek, as President and CEO of Southern Texas Oil Company, a Texas corporation, on behalf of said corporation.

Witness my hand and official seal.

My Commission Expires:  _______________________________

Notary Public

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EXHIBIT A

Property Descriptions

SEE ATTACHED

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SCHEDULE 3.01

TITLE

[To be completed]

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